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                       SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549


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                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


         Date of Report (Date of earliest event reported) March 10, 2003
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                                  GenCorp Inc.
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               (Exact Name of Registrant as Specified in Charter)



            Ohio                          1-1520                34-0244000
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 (State or Other Jurisdiction        (Commission File           IRS Employer
      of Incorporation)                   Number)            Identification No.)



Highway 50 and Aerojet Road, Rancho Cordova, California                 95670
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      (Address of Principal Executive Offices)                        (Zip Code)


P.O. Box 537012, Sacramento, California                               95853-7012
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          (Mailing Address)                                           (Zip Code)


        Registrant's telephone number, including area code (916) 355-4000
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ITEM 5. OTHER EVENTS

     Attached hereto as Exhibit 99.1 and incorporated herein by this reference is the text of the registrant's press release which was issued on March 10, 2003.

     Exhibit 99.1 is a GenCorp Inc. press release dated March 10, 2003, in which GenCorp announced it is pursuing its appeal of a partial judgment in the case of GenCorp Inc. v. Olin Corporation, rather than seek further review of an Order of the United States Sixth Circuit Court of Appeals issued on February 13, 2003.

ITEM 7. EXHIBITS

Table                                                                   Exhibit
Item No.      Exhibit Description                                       Number
--------      -------------------                                       ------

      99      GenCorp Inc.'s press release dated March 10, 2003, in      99.1
              which GenCorp announced it is pursuing its appeal of a partial judgment in the case of GenCorp Inc. v. Olin Corporation.


                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                           GENCORP INC.



                                   By:     /s/ Margaret Hastings
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                                   Name:   Margaret Hastings
                                   Title:  Assistant Secretary


Dated:  March 11, 2003